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Exhibit 32


                 CERTIFICATION OF QUARTERLY REPORT ON FORM 10-Q

                                       OF

                         NATIONAL BANCSHARES CORPORATION

                  FOR THE QUARTERLY PERIOD ENDED JUNE 30, 2003

The undersigned are the President and Treasurer of National Bancshares Corporation (the "Registrant"). This Certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. This Certification accompanies the Quarterly Report on Form 10-Q of the Registrant for the quarterly period ended June 30, 2003.

We certify that such Quarterly Report on Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such 10-Q Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

This Certification is executed as
of August 12, 2003.                       /s/ Charles J. Dolezal
                                          --------------------------------------
                                          Charles J. Dolezal, President



                                          /s/ Lawrence M. Cardinal, Jr.
                                          -------------------------------------
                                          Lawrence M. Cardinal, Jr., Treasurer
                                          (Principal Financial Officer)




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